Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact: Timothy A. Bonang, Vice President, Investor Relations
Elisabeth A. Heiss, Manager, Investor Relations
(617) 796-8245
www.fivestarseniorliving.com

Five Star Quality Care, Inc. Reports Fourth Quarter and Year End 2011 Results

                Newton, MA (February 16, 2012).  Five Star Quality Care, Inc. (NYSE: FVE) today announced its financial results for the quarter and year ended December 31, 2011.

Fourth Quarter 2011 Financial Highlights:

•                  Total revenues for the fourth quarter of 2011 increased 7.8% to $332.8 million from $308.8 million for the same period in the previous year.

•                  Income from continuing operations for the fourth quarter of 2011 was $52.7 million compared to $6.9 million for the same period in the previous year.

•                  Income per share from continuing operations for the fourth quarter of 2011 was $1.11 and $1.05 per share, basic and diluted, respectively, compared to $0.19 per basic and diluted share for the same period in the previous year.

•                  Income from continuing operations for the fourth quarter of 2011 included certain items that, in the aggregate, increased our earnings by $51.8 million, or $1.09 and $1.03 per share, basic and diluted, respectively.  These items were $50.7 million income tax benefit related to the reversal of our valuation allowance, $1.4 million income tax benefit related to impairment of long lived assets and $3.5 million gain on sale of available for sale securities partially offset by an impairment of long lived assets of $3.5 million and acquisition related costs of $229,000. Income from continuing operations for the fourth quarter of 2010 included certain items that, in aggregate, increased our earnings by $1.0 million, or $0.03 per basic and diluted share.  These items were a $933,000 gain on sale of available for sale securities and a $108,000 gain on early extinguishment of debt.

•                  Earnings before interest, taxes, depreciation and amortization, or EBITDA, for the fourth quarter of 2011 was $8.8 million compared to $11.9 million for the same period in the previous year.  EBITDA for the fourth quarter of 2011 included those items noted above that, in aggregate, decreased our EBITDA by a net amount of $269,000, and EBITDA for the fourth quarter of 2010 included those items noted above that, in aggregate, increased our EBITDA by $1.0 million.  EBITDA excluding these items was $9.0 million and $10.9 million in the fourth quarters of 2011 and 2010, respectively.  A reconciliation of income from continuing operations determined in accordance with U.S. generally accepted accounting principles, or GAAP, to EBITDA and EBITDA excluding certain items for the quarters ended December 31, 2011 and 2010 appears later in this press release.

Fourth Quarter 2011 Operating Highlights:

•                  Senior living occupancy at our owned and leased senior living communities for the fourth quarter of 2011 was 86.2% compared to 86.0% for the same period in the previous year.

•                  Senior living average daily rate, or ADR, at our owned and leased senior living communities for the fourth quarter of 2011 decreased by 3.3% to $143.73 from $148.56 for the same period in the previous year.

•                  The percentage of senior living revenues derived from residents’ private resources at our owned and leased senior living communities for the fourth quarter of 2011 increased to 74.7% from 71.4% for the same period in the previous year.

•                  For those owned and leased senior living communities that we operated continuously since October 1, 2010, or comparable communities, occupancy for the fourth quarter of 2011 was 85.9% compared to 86.0% for the same period in the previous year.

•                  The ADR at comparable communities for the fourth quarter of 2011 decreased by 0.5% to $147.85 from $148.56 for the same period in the previous year.

Fiscal Year Financial Highlights:

•                  Total revenues for the year ended December 31, 2011 increased 5.6% to $1.28 billion from $1.21 billion for the same period in the previous year.

•                  Income from continuing operations for the year ended December 31, 2011 was $68.3 million compared to $25.6 million for the same period in the previous year.

•                  Income per share from continuing operations for the year ended December 31, 2011 was $1.62 and $1.54 per share, basic and diluted, respectively, compared to $0.72 and $0.69 per share, basic and diluted, respectively, for the same period in the previous year.

•                  Income from continuing operations for the year ended December 31, 2011 included certain items that, in aggregate, increased our earnings by $51.0 million, or $1.21 and $1.13 per share, basic and diluted, respectively.  These items were a $50.7 million income tax benefit related to the reversal of our valuation allowance, $1.4 million income tax benefit related to impairment of long lived assets, $4.1 million gain on sale of available for sale securities and a $1,000 gain on early extinguishment of debt partially offset by an impairment of long lived assets of $3.5 million and acquisition related costs of $1.8 million. Income from continuing operations for the year ended December 31, 2010 included certain items that, in aggregate, increased our earnings by $1.7 million, or $0.05 and $0.04 per share, basic and diluted, respectively.  These items were a $933,000 gain on sale of available for sale securities, a $592,000 gain on early extinguishment of debt and a $142,000 net gain on the divestment of our auction rate securities.

•                  EBITDA for the year ended December 31, 2011 was $41.5 million compared to $43.8 million for the same period in the previous year.  EBITDA for the year ended December 31, 2011 included those items noted above that, in aggregate, decreased our EBITDA by a net amount of $1.1 million, and EBITDA for  the year ended December 31, 2010 included those items noted above that, in aggregate, increased our EBITDA by $1.7 million.  EBITDA excluding these items was $42.6 million for 2011 compared with $42.2 million for the same period in the previous year.  A reconciliation of income from continuing operations determined in accordance with GAAP to EBITDA and EBITDA excluding certain items for the years ended December 31, 2011 and 2010 appears later in this press release.

Conference Call:

On February 16, 2012 at 10:00 a.m. Eastern Standard Time, we will host a conference call to discuss the fourth quarter and year end financial results.  Following management’s presentation, there will be a question and answer period.

The conference call telephone number is (877) 260-8898.  Participants calling from outside the United States and Canada should dial (612) 332-0718. No pass code is necessary to access the call from either number. Participants should dial in about 15 minutes prior to the scheduled start of the call.  A replay of the conference call will be available through 11:59 p.m. Eastern Standard Time Thursday, February 23, 2012. To hear the replay, dial (320) 365-3844. The replay pass code is 227509.

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A live audio webcast of the conference call will also be available in a listen only mode on the Company’s website at www.fivestarseniorliving.com.  Participants wanting to access the webcast should visit the Company’s website about five minutes before the call.  The archived webcast will be available for replay on the Company’s website for about one week after the call. The recording and retransmission in any way of the Company’s fourth quarter 2011 conference call is strictly prohibited without the prior written consent of the Company. The Company’s website is not incorporated as part of this press release.

About Five Star Quality Care, Inc.:

 Five Star Quality Care, Inc. is a senior living and healthcare services company.  We operate 245 senior living communities with 27,159 living units located in 30 states, including 31 communities (2,954 living units) that we own and operate, 191 communities (20,811 living units) that we lease and operate and 23 communities (3,394 living units) that we manage. These communities include independent living, assisted living and skilled nursing communities.  We also operate five institutional pharmacies and two rehabilitation hospitals.  We are headquartered in Newton, Massachusetts.

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Supplemental Information, page 1 of 7

FIVE STAR QUALITY CARE, INC.

CONSOLIDATED STATEMENT OF INCOME

(in thousands, except per share data)

(unaudited)

	Three months ended December 31,		Year ended December 31,
	2011	2010	2011	2010
Revenues:
Senior living revenue	$274,733	$263,206	$1,078,380	$1,033,935
Rehabilitation hospital revenue	27,085	26,124	105,320	100,041
Institutional pharmacy revenue	18,790	19,515	76,614	79,285
Management fee revenue	515	—	898	—
Reimbursed costs incurred on behalf of managed communities	11,665	—	20,552	—
Total revenues	332,788	308,845	1,281,764	1,213,261

Operating expenses:
Senior living wages and benefits	137,411	131,367	536,386	513,462
Other senior living operating expenses	66,532	61,318	259,655	244,109
Costs incurred on behalf of managed communities	11,665	—	20,552	—
Rehabilitation hospital expenses	24,507	23,994	95,305	92,190
Institutional pharmacy expenses	18,433	19,329	74,436	77,552
Rent expense	49,935	47,468	195,415	188,304
General and administrative	15,298	14,511	57,540	55,486
Depreciation and amortization	6,348	4,162	21,127	16,034
Total operating expenses	330,129	302,149	1,260,416	1,187,137

Operating income	2,659	6,696	21,348	26,124

Interest, dividend and other income	278	195	1,295	1,816
Interest and other expense	(1,512)	(546)	(3,917)	(2,596)
Acquisition related costs	(229)	—	(1,759)	—
Gain on investments in trading securities	—	—	—	4,856
Loss on UBS put right related to auction rate securities	—	—	—	(4,714)
Equity in income (losses) of Affiliates Insurance Company	28	16	139	(1)
Gain on early extinguishment of debt	—	108	1	592
Gain on sale of available for sale securities	3,460	933	4,116	933
Impairment of long lived assets	(3,500)	—	(3,500)	—

Income from continuing operations before income taxes	1,184	7,402	17,723	27,010
Benefit (provision) for income taxes	51,560	(518)	50,554	(1,448)
Income from continuing operations	52,744	6,884	68,277	25,562
Income (loss) from discontinued operations	2,657	(788)	(4,076)	(2,070)

Net income	$55,401	$6,096	$64,201	$23,492

Weighted average shares outstanding - basic	47,702	35,849	42,161	35,736

Weighted average shares outstanding - diluted	50,570	38,924	45,034	39,207

Basic income per share from:
Continuing operations	$1.11	$0.19	$1.62	$0.72
Discontinued operations	0.05	(0.02)	(0.10)	(0.06)
Net income per share - basic	$1.16	$0.17	$1.52	$0.66

Diluted income per share from:
Continuing operations	$1.05	$0.19	$1.54	$0.69
Discontinued operations	0.05	(0.02)	(0.09)	(0.05)
Net income per share - diluted	$1.10	$0.17	$1.45	$0.64

Supplemental Information, page 2 of 7

FIVE STAR QUALITY CARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEET DATA

(in thousands)

(unaudited)

	December 31, 2011	December 31, 2010
Assets
Current assets:
Cash and cash equivalents	$28,374	$20,770
Accounts receivable, net of allowance	64,265	64,806
Investments in available for sale securities	9,114	13,854
Restricted cash	4,838	6,594
Prepaid expenses and other current assets	26,250	17,084
Assets of discontinued operations	8,675	12,857
Total current assets	141,516	135,965

Property and equipment, net	353,065	201,223
Restricted cash	4,092	14,535
Restricted investments in available for sale securities	13,115	3,259
Goodwill, equity investment and other long term assets	71,689	24,812
Total assets	$583,477	$379,794

Liabilities and Shareholders’ Equity
Current liabilities:
Bridge loan from SNH	$38,000	$—
Other current liabilities	151,331	137,911
Total current liabilities	189,331	137,911

Mortgage notes payable	38,714	—
Convertible senior notes	37,282	37,905
Other long term liabilities	37,956	39,211
Shareholders’ equity	280,194	164,767
Total liabilities and shareholders’ equity	$583,477	$379,794

Supplemental Information, page 3 of 7

FIVE STAR QUALITY CARE, INC.

SENIOR LIVING COMMUNITY OPERATING DATA(1)

(dollars in thousands, except average daily rate)

	Three months ended		Year ended
	December 31,		December 31,
	2011	2010	2011	2010

Number of owned and leased communities (end of period)	222	209	222	209
Number of owned and leased units (end of period)	23,765	22,176	23,765	22,176
Number of living units % growth	7.2%	—	7.2%	—

Occupancy	86.2%	86.0%	85.8%	86.2%
Average daily rate (ADR)	$143.73	$148.56	$148.47	$147.28
ADR % growth	-3.3%	—	0.8%	—

Percent breakdown of senior living revenues:
Medicaid	12.8%	13.4%	12.7%	13.3%
Medicare	12.5%	15.2%	14.6%	14.4%
Private and other sources	74.7%	71.4%	72.7%	72.3%
Total	100.0%	100.0%	100.0%	100.0%

Senior living revenues	$274,733	$263,206	$1,078,380	$1,033,935
Senior living revenues % growth	4.4%	—	4.3%	—

Senior living wages and benefits	$137,411	$131,367	$536,386	$513,462
Senior living wages and benefits as a % of senior living revenues	50.0%	49.9%	49.7%	49.7%
Other senior living operating expenses	$66,532	$61,318	$259,655	$244,109
Other senior living operating expenses as a % of senior living revenues	24.2%	23.3%	24.1%	23.6%
Community expenses % growth(2)	5.8%	—	5.1%	—

(1)    Excludes data for managed communities and discontinued senior living operations.

(2)    Community expenses consist of senior living wages and benefits and other senior living operating expenses as shown on our consolidated statement of income.

Supplemental Information, page 4 of 7

FIVE STAR QUALITY CARE, INC.

COMPARABLE SENIOR LIVING COMMUNITY OPERATING DATA(1)

(dollars in thousands, except average daily rate)

	Three months ended		Year ended
	December 31,(2)		December 31,(3)
	2011	2010	2011	2010

Number of owned and leased communities (end of period)	209	209	208	208
Number of owned and leased living units (end of period)	22,176	22,176	22,066	22,066

Occupancy	85.9%	86.0%	85.5%	86.2%
Average daily rate (ADR)	$147.85	$148.56	$150.86	$147.41
ADR % growth	-0.5%	—	2.3%	—

Percent breakdown of senior living revenues:
Medicaid	13.3%	13.4%	12.9%	13.4%
Medicare	13.1%	15.2%	15.1%	14.4%
Private and other sources	73.6%	71.4%	72.0%	72.2%
Total	100.0%	100.0%	100.0%	100.0%

Senior living revenues	$262,302	$263,206	$1,050,202	$1,032,357
Senior living revenues % growth	-0.3%	—	1.7%	—

Senior living wages and benefits	$133,221	$131,367	$526,256	$512,755
Senior living wages and benefits as a % of senior living revenues	50.8%	49.9%	50.1%	49.7%
Other senior living operating expenses	$63,310	$61,318	$252,546	$243,762
Other senior living operating expenses as a % of senior living revenues	24.1%	23.3%	24.0%	23.6%
Community expenses % growth(4)	2.0%	—	2.9%	—

(1)    Excludes data for managed communities and discontinued senior living operations.

(2)    Communities that we have operated continuously since October 1, 2010.

(3)    Communities that we have operated continuously since January 1, 2010.

(4)    Community expenses consist of senior living wages and benefits and other senior living operating expenses as shown on our consolidated statement of income.

Supplemental Information, page 5 of 7

FIVE STAR QUALITY CARE, INC.

SENIOR LIVING COMMUNITY FINANCIAL DATA(1)

(in thousands)

	Three months ended		Year ended
	December 31,		December 31,
	2011	2010	2011	2010

Independent and assisted living community revenue	$221,696	$207,142	$861,763	$814,632
Skilled nursing facility revenue	53,037	56,064	216,617	219,303
Total senior living revenue	$274,733	$263,206	$1,078,380	$1,033,935

Independent and assisted living community wages and benefits	$102,906	$96,315	$398,101	$374,164
Skilled nursing facility wages and benefits	34,505	35,052	138,285	139,298
Total senior living wages and benefits	$137,411	$131,367	$536,386	$513,462

Independent and assisted living community operating expenses	$53,530	$48,711	$206,699	$193,715
Skilled nursing facility operating expenses	13,002	12,607	52,956	50,394
Total other senior living operating expenses	$66,532	$61,318	$259,655	$244,109

(1) Excludes data for managed communities and discontinued senior living operations.

COMPARABLE SENIOR LIVING COMMUNITY FINANCIAL DATA(1)

(in thousands)

	Three months ended		Year ended
	December 31,(2)		December 31,(3)
	2011	2010	2011	2010

Independent and assisted living community revenue	$209,265	$207,142	$833,585	$813,054
Skilled nursing facility revenue	53,037	56,064	216,617	219,303
Total senior living revenue	$262,302	$263,206	$1,050,202	$1,032,357

Independent and assisted living community wages and benefits	$98,716	$96,315	$387,971	$373,457
Skilled nursing facility wages and benefits	34,505	35,052	138,285	139,298
Total senior living wages and benefits	$133,221	$131,367	$526,256	$512,755

Independent and assisted living community operating expenses	$50,308	$48,711	$199,590	$193,368
Skilled nursing facility operating expenses	13,002	12,607	52,956	50,394
Total other senior living operating expenses	$63,310	$61,318	$252,546	$243,762

(1)    Excludes data for managed communities and discontinued senior living operations.

(2)    Communities that we have operated continuously since October 1, 2010.

(3)    Communities that we have operated continuously since January 1, 2010.

Supplemental Information, page 6 of 7

FIVE STAR QUALITY CARE, INC.

OTHER OPERATING DATA(1)

(dollars in thousands, except average daily rate)

	Three months ended December 31,		Year ended December 31,
	2011	2010	2011	2010
Number of senior living communities(2) (end of period):
Assisted and independent living communities, owned	31	24	31	24
Assisted and independent living communities, leased	153	147	153	147
Assisted and independent living communities, managed	23	—	23	—
Total number of assisted and independent living communities	207	171	207	171

Skilled nursing communities, leased	38	38	38	38

Total number of senior living communities	245	209	245	209

Number of senior living units (end of period):
Assisted and independent living communities, owned	2,954	2,089	2,954	2,089
Assisted and independent living communities, leased(3)	17,388	16,664	17,388	16,664
Assisted and independent living communities, managed(4)	3,394	—	3,394	—
Total number of assisted and independent living units	23,736	18,753	23,736	18,753

Skilled nursing communities, leased(5)	3,423	3,423	3,423	3,423

Total number of senior living units	27,159	22,176	27,159	22,176

Senior living revenues:
Assisted and independent living communities	$218,815	$204,988	$851,790	$806,579
Skilled nursing communities	53,037	56,064	216,617	219,303
Other(6)	2,881	2,154	9,973	8,053
Total senior living revenues	$274,733	$263,206	$1,078,380	$1,033,935

Senior living data:(7)
Assisted and independent living communities occupancy	87.1%	86.3%	86.4%	86.4%
Assisted and independent living communities ADR	$133.79	$137.48	$138.05	$136.68
Assisted and independent living communities ADR % growth	-2.7%	—	1.0%	—

Skilled nursing communities occupancy	81.4%	84.6%	82.2%	85.2%
Skilled nursing communities ADR	$206.94	$210.52	$210.88	$205.96
Skilled nursing communities ADR % growth	-1.7%	—	2.4%	—

Rehabilitation hospital data:
Rehabilitation hospital units	321	321	321	321
Rehabilitation hospital occupancy	55.3%	52.5%	55.1%	54.2%

(1)    Excludes data for institutional pharmacy operations and discontinued senior living operations.

(2)    Communities are categorized by the type of living units which constitute a majority of the total living units at the community.

(3)    Includes 2,026 skilled nursing units in communities where assisted living and independent living services are the predominant services provided for the three months and year ended December 31, 2011 and 2010.

(4)    Includes 29 skilled nursing units in communities where assisted living and independent living services are the predominant services for the three months and year ended December 31,2011.

(5)    Includes 87 assisted living and independent living units in communities where skilled nursing services are the predominant services provided for the three months and year ended December 31, 2011 and 2010.

(6)    Other senior living revenues relates primarily to rehabilitation and other specialty service revenues provided at residential facilities and does not include revenues from institutional pharmacy or rehabilitation hospital operations.

(7)    Excludes data for managed communities.

Supplemental Information, page 7 of 7

FIVE STAR QUALITY CARE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

 (in thousands, except per share data)

Earnings before interest, taxes, depreciation and amortization, or EBITDA, and EBITDA excluding certain items are not financial measures determined according to U.S. generally accepted accounting principles, or GAAP.  We consider EBITDA and EBITDA excluding certain items to be meaningful disclosures because we believe that the presentation of these non-GAAP financial measures may help investors to gain a better understanding of changes in our operating results, and may also help investors who wish to make comparisons between us and other companies on both a GAAP and non-GAAP basis. These non-GAAP financial measures are used by management to evaluate our financial performance and for comparing our performance over time to the performance of our competitors.  EBITDA and EBITDA excluding certain items as presented may not, however, be comparable to amounts calculated by other companies. This information should not be considered as an alternative to income from continuing operations, net income from continuing operations, net income or any other financial operating or performance measure established by GAAP.  The reconciliation of income from continuing operations to EBITDA and EBITDA excluding certain items is as follows:

	For the three months		For the year
	ended December 31,		ended December 31,
	2011	2010	2011	2010
Income from continuing operations	$52,744	$6,884	$68,277	$25,562
Add: interest and other expense	1,512	546	3,917	2,596
Add: income tax expense	—	518	157	1,448
Add: depreciation and amortization	6,348	4,162	21,127	16,034
Less: income tax benefit	(51,560)	—	(50,711)	—
Less: interest, dividend and other income	(278)	(195)	(1,295)	(1,816)
EBITDA	8,766	11,915	41,472	43,824
Add: impairment of long lived assets	3,500	—	3,500	—
Add: acquisition related costs	229	—	1,759	—
Add: loss on UBS put right related to auction rate securities	—	—	—	4,714
Less: gain on investments in trading securities	—	—	—	(4,856)
Less: gain on sale of investments in available for sale securities	(3,460)	(933)	(4,116)	(933)
Less: gain on early extinguishment of debt	—	(108)	(1)	(592)
EBITDA excluding certain items	$9,035	$10,874	$42,614	$42,157